SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2003

ORBITAL SCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-14279	06-1209561

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21839 Atlantic Boulevard, Dulles, Virginia 20166

(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 406-5000

Item 12.      Results of Operations and Financial Condition.

     On July 22, 2003, Orbital Sciences Corporation announced its consolidated financial results for the second quarter ended June 30, 2003. A copy of the company’s press release is furnished herewith as Exhibit 99.1.

     The information contained in this report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K. This report has been filed with the electronic filing system of the U.S. Securities and Exchange Commission as a Form 8-K containing Item 9 disclosure as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL SCIENCES CORPORATION

(Registrant)

Date: July 22, 2003	By:	/s/ Garrett E. Pierce

Garrett E. Pierce
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Orbital Sciences Corporation Earnings Press Release dated July 22, 2003.